UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)
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Life Time Fitness, Inc.

(Name of Registrant as Specified In Its Charter)

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00000860331 R1.0.0.11699 *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 21, 2011 LIFE TIME FITNESS, INC. Meeting Information Meeting Type: Annual<mtgtype>Meeting For holders as of: February<recdate>28, 2011 Date: April 21, 2011 Time: 1:00<mtgtime>PMCDT Location: Life Time Fitness, Inc. Corporate Office BROKER 2902 Corporate Place LOGO Chanhassen, MN 55317 HERE
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You are receiving this communication because you hold Return Address Line 1 shares in the above named company. Return Address Line 2 Return Address Line 3 This is not a ballot. You cannot use this notice to vote 51 MERCEDES WAY EDGEWOOD NY 11717 these shares. This communication presents only an Investor Address Line 1 1 overview of the more complete proxy materials that are Investor Address Line 2 available to you on the Internet. You may view the proxy Investor Address Line 3 15 12OF materials online at www.proxyvote.com or easily request a Investor Address Line 4 paper copy (see reverse side). Investor Address Line 5 2 We encourage you to access and review all of the important John Sample 1234 ANYWHERE STREET information contained in the proxy materials before voting. 1234567 123456 7 ANY CITY, ON A1A 1A1 123456 7 123456 7 See the reverse side of this notice to obtain 123456 7 1234567123456 7 proxy materials and voting instructions. Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence #

00000860332 R1.0.0.11699 Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Notice & Proxy Statement 2. Annual Report How to View Online: g Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked g XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 07, 2011 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box available and follow the marked by the arrow g XXXX XXXX XXXX instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. Internal Use Only

R1.0.0.11699 Voting items The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 Bahram Akradi 02 Giles H. Bateman 03 Jack W. Eugster 04 Guy C. Jackson 05 John K. Lloyd 06 Martha A. Morfitt 07 John B. Richards 08 Joseph S. Vassalluzzo The Board of Directors recommends you vote FOR the following proposal(s): 2 To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011; 3 To approve the Life Time Fitness, Inc. 2011 Long-Term Incentive Plan; 4 To approve, on an advisory basis, the 2010 compensation of our named executive officers as disclosed in our proxy statement. The Board of Directors recommends you vote 3 YEARS on the following proposal: 5 To vote, on an advisory basis, on the frequency of including an advisory vote on the compensation of our named executive officers in our proxy statement. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. B A R C O D E 123456789012 12345678901 2 12345678901 2 12345678901 2 12345678901 2 12345678901 2 12345678901 2 12345678901 2 12345678901 2 12345678901 2 12345678901 2 123456789012 00000860333 #¨ 0000 0000 0000 Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence #

Reserved for Broadridge Internal Control Information 00000860334 R1.0.0.11699 Voting Instructions THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE Broadridge Internal Use Only Job # THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Envelope # Sequence # # of # Sequence #